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                                                                    EXHIBIT 23.2



                           INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of GateField Corporation (formerly Zycad Corporation) on Form S-8 of our reports dated April 8, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of GateField Corporation for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP

San Jose, California
July 30, 1998